Other Current Liabilities (Tables)	12 Months Ended
Dec. 31, 2018
Other Current Liabilities [Abstract]
Other Current Liabilities [Table Text Block]
Other current liabilities consisted of the following:

As at	December 31	December 31
millions of Canadian dollars	2018	2017
Accrued charges	$154	$134
Accrued interest on long-term debt	93	78
Pension and post-retirement liabilities (note 19)	31	41
Sales and other taxes payable	9	11
Emission credits obligations (1)	8	21
Income tax payable	6	1
Other	127	64
	$428	$350
(1) Throughout the three-year compliance period associated with the Regional Greenhouse Gas Initiative for carbon dioxide emissions, an obligation is recognized as gas is burned, measured at the cost to acquire credits for the related emissions. Emission credits are capitalized to inventory (note 11) when purchased and subsequently applied against the emission liabilities at the end of each compliance period.